EXHIBIT 3.1


                      AMENDED AND RESTATED
                             BYLAWS

                               OF

              PATRIOT TRANSPORTATION HOLDING, INC.


                      ARTICLE I.   OFFICES

      The principal office of the Corporation shall be 1801 Art Museum Drive, Jacksonville, Florida 32207. The Corporation may establish and maintain its principal office at such other place within or without the State of Florida as the Board of Directors may from time to time determine, and the Corporation may have such other offices, either within or without the State of Florida, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

                   ARTICLE II.   STOCKHOLDERS

      Section 1. Annual Meeting. The annual meeting of the stockholders shall be held on any business day selected by the Board of Directors in the second quarter of the Corporation's fiscal year, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors shall not be held on the day designated herein for any annual meeting of stockholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as conveniently may be.

      Section 2. Special Meeting. Special meeting of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President or by the Board of Directors and shall be called by the President or by the Board of Directors and shall be called by the President at the request of the holders of not less than one-half of all the outstanding stock of the Corporation entitled to vote at the meeting, such request stating the object of the meeting and the propositions to be discussed thereat.

      Section 3. Place of Meeting. The Board of Directors may designate any place, within or without the State of Florida, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the Corporation in the State of Florida.

      Section 4. Notice of Meeting. Written notice, stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail (or by other means permitted under the Florida Business Corporation Act and other law and listing standards applicable to the Corporation), by or at the direction of the President, or the Secretary; or the persons calling the meting, to each stockholder of record entitled to vote at such


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meeting.  If mailed, such notice  shall be  deemed  delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the
Corporation, with  postage  thereon prepaid.   Provided, however,
when stockholders who hold four-fifths of the voting stock having the right and entitled to vote at any meeting shall be present at such meeting, however called or notified, and shall sign a written consent thereto on the record of the meeting, the acts of such meeting shall be as valid as if called in the manner hereinabove required or otherwise required by law.

      Section 5. Fixing of Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders , or stockholders entitled to receive payment of any dividend or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders. Such date in any case shall not be more than sixty (60) days and, in the case of a meeting of stockholders, not less than ten (10) days prior to the date on which the meeting is to be held or the particular action requiring such determination of stockholders is to be taken.

      Section 6. Voting Lists. The officer or agent having charge of the stock transfer books for stocks of the Corporation shall make a complete list of the stockholders entitled to vote at each meeting of stockholders or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. Such list shall be produced and kept open at the time and place of the meeting and shall be subject be subject to the inspection of any stockholder during the whole time of the meeting for the purposes thereof.

      Section 7. Quorum. A majority of the outstanding shares of stock of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than a majority of the outstanding shares of stock are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

      Section 8. Proxies. At all meetings of stockholders, a stockholder may vote in person or by proxy executed in writing by the stockholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. In the event that any such instrument shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one is present, that one, shall have all of the powers conferred by the instrument upon all of the persons so designated unless the instrument shall otherwise provide.

     Section 9.     Voting of Stock.    Each outstanding share of
stock entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of stockholders.


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       Section   10.     Voting  of  Stock  by  Certain  Holders.
Shares of stock standing in the name of another corporation (or other entity) may be voted by such officer, agent or proxy as the charter or bylaws of the entity may prescribe, or as prescribed by the laws under which the entity holds its charter, or in the absence of any such provision, as the Board of Directors (or manager) of such entity may determine, and the execution and delivery of such proxy, under the seal of such corporation, shall
be   prima  facie  evidence  of  due  corporate  authority.   The
Corporation may, at its option, require such evidence as it deems appropriate of authority of such officer, agent or proxy to execute a proxy or vote shares of stock standing in the name of an entity.

     Shares of stock held by an administrator, executor, guardian or other personal representative may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares of stock standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares of stock into his name.

      Shares of stock standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

      A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledge shall be entitled to vote the shares so transferred.

                ARTICLE III.   BOARD OF DIRECTORS

      Section  1.     General Powers.     The property,  business
and affairs of the Corporation shall be managed and controlled by its Board of Directors.

     Section 2. Number, Tenure and Qualifications. The number of directors of the Corporation shall be not less than three (3), their number to be determined upon or before their election at each annual stockholders' meeting, at any special stockholders meeting called for that purpose, or at a meeting of the Board of Directors at the time in office. The directors shall be divided into four classes: Class I, Class II, Class III, and Class IV. The respective initial terms of office for each class of directors shall be as follows: the initial term of Class I directors will expire at the Annual Meeting of Stockholders in 1990; the initial term of Class II directors will expire at the Annual Meeting of Stockholders in 1992; the initial term of Class III directors will expire at the Annual Meeting of Stockholders in 1993; and the initial term of Class IV directors will expire at the Annual Meeting of Stockholders in 1994. After the expiration of the applicable initial term, each successive term of office for each class of directors shall be four years. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain, as nearly as may be practicable, an equal number of directors in each class. Each director shall hold office until the Annual Meeting of Stockholders for the year in which his term expires and until his successor shall have been elected and qualified. Directors need not be residents of the State of Florida, but must be stockholders of the Corporation. The Board of Directors shall have the power at any special or regular meeting of such Board of Directors to


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increase the number of directors and  to  fill  any
vacancy created by such increase prior to the Annual Meeting of Stockholders for the year in which the director's term expires.

      Section 3. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this bylaw immediately after, and at the same place as the annual meeting of stockholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Florida, for the holding of additional regular meetings without other notice than such resolution.

      Section 4. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the chairman of the Board, the President or any three directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Florida, as the place for holding any special meeting of the Board of Directors called by them.

      Section 5.     Notice.        Written notice of any special
meeting shall be given to each director at least two days prior to the meeting by mail, in person, by electronic means or by any other means permitted under the Florida Business Corporation Act. Any director may waive notice of any meeting, either before or after such meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

      Section 6. Quorum. A majority of the number of directors fixed in the manner provided for by Section 2 of this
Article II shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

      Section  7.     Manner of Acting.   The act of the majority
of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     Section 8. Action Without a Meeting. Any action that may be taken by the Board of Directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so to be taken, shall be signed by all of the directors before such action is taken.

      Section 9. Vacancies. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum. Any director of any class elected to fill a vacancy, including a vacancy resulting from an increase in the number of directors, shall hold office for a term that shall coincide with the remaining term of that class. In no case, however, will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the Annual Meeting for the year in which his term expires and until his successor shall be elected and shall qualify.


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      Section 10.    Compensation.  By resolution of the Board of
Directors, each director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated fee as director or a fixed sum for attendance at each meeting of the Board of Directors, it's Committees, or all or any thereof. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.

      Section 11. Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

      Section 12. Liability. No person shall be liable to the Corporation for any loss or damage suffered by it on account of any action taken or omitted to be taken by him as a director or officer of the Corporation or of any other corporation which he serves as a director or officer at the request of the Corporation, in good faith if such person (a) exercised and used the same degree of care and skill as a prudent man would have exercised or used under the circumstances in the conduct of his own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation or upon statements made or information furnished by officers or employees of the Corporation which he had reasonable grounds to believe. The foregoing shall not be exclusive of other rights and defenses to which he may be entitled as a matter of law.

      Section 13. Conference Telephone Meetings. The Board of Directors may hold meetings of such board by the use of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and all such members so participating shall be deemed present at such meeting. Notice of such meeting shall be deemed sufficient, however given, as to all persons participating in the meeting. Any director not participating in the meeting may waive notice thereof, either before or after the meeting.

       Section 14. Corporate Governance Guidelines. By resolution the Board of Directors may establish and otherwise adopt guidelines and policies relating to corporate governance matters. Any such guidelines or policies that may be established by the Board of Directors shall not have the effect of amending these bylaws. In the event of any inconsistency or conflict between the terms of these bylaws and any such corporate governance guidelines or policies established by the Board of Directors, the terms of these bylaws shall govern and control.

                     ARTICLE IV.   OFFICERS

      Section 1. Number. The officers of the Corporation shall be a President, one or more Vice Presidents (the number thereof to be determined by the Board of Directors), a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors. Such other


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officers and assistant officers as may  be deemed  necessary may
be elected or appointed  by  the  Board  of Directors.   Any  two
or more offices may be held by the same person, except the offices of the President and Secretary. Officers other than the President may or may not be stockholders.

     Section 2. Election and Term of Office. The officers of the Corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

      Section 3. Vacancies, Additional Offices, and Removal. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, and any additional offices, may be filled by the Board of Directors for the unexpired portion of the term. All officers shall serve at the pleasure of the Board of Directors and may be removed by the Board of Directors at any time with or without cause. Any employee or agent may be removed by the Board of Directors whenever in its judgment the best interest of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment or employment of an employee or agent shall not of itself create contract rights.

      Section 4. Chairman of the Board and Vice Chairman of the Board. The Chairman of the Board of Directors, if elected by the Board of Directors, or failing his election or in his absence, the Vice Chairman, if any, or failing his election or in his absence, the President, shall preside at all meetings of the Board of Directors and shall perform such other duties as may be prescribed from time to time by the Board of Directors.

      The Board of Directors may designate a Vice Chairman of the Board to act in the absence of the Chairman of the Board, and to perform such other duties as may be prescribed from time to time by the Board of Directors.

      Section 5. President. The President shall be the principal executive and administrative officer of the Corporation, and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the Corporation. He shall, when present, preside at all meetings of the stockholders and in the absence of the Chairman or a Vice Chairman of the Board, at all meetings of the Board of Directors. He may sign, with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; he may appoint officers, agents, or employees other than those appointed by the Board of Directors and in general he shall perform all duties incident to


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the office of President and  such other duties as may be prescribed by the Board of Directors  from time to time.

      Section 6. The Vice Presidents. In the absence of the President or in the event of his death, inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restriction upon the President. Any Vice President may sign, with the Secretary or an Assistant Secretary, certificates for shares of the Corporation; and shall perform such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

      Section 7. The Secretary. The Secretary shall: (a) keep the minutes of the proceedings of the stockholders and of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder; (e) sign with the President, or a Vice President, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors.

      Section 8. The Treasurer. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; (b) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of Article V of these bylaws; and (c) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

       Section 9. Assistant Secretaries and Assistant Treasurers. The Assistant Secretaries, when authorized by the Board of Directors, may sign with the President or a Vice President certificates for shares of the Corporation the issuance of which shall have been authorized by a resolution of the Board of directors. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors.


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       ARTICLE V.   CONTRACTS, LOANS, CHECKS AND DEPOSITS

      Section 1. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

      Section 2. Loans. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances. No mortgage or other hypothecation of the assets of the Corporation shall be made, except by order of the majority of the Board of Directors.

      Section 3. Checks, Drafts, etc.. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed manually or by facsimile by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

      Section 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as the Board of Directors may select.

    ARTICLE VI.   CERTIFICATES FOR SHARES AND THEIR TRANSFER

       Section   1.       Certificates  for  Shares   of   Stock.
Certificates representing shares of stock of the Corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary and sealed with the corporate seal or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or one of its employees. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefore upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

      Section 2. Transfer of Shares of Stock. Transfer of shares of stock of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such


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shares.  The person in  whose  name shares  stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

                   ARTICLE VII.   FISCAL YEAR

      The fiscal year of the Corporation shall begin in each calendar year on the first day of October and end on the next succeeding thirtieth day of September.

                    ARTICLE VIII.   DIVIDENDS

      The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares of stock in the manner and upon the terms and conditions provided by law and its Articles of Incorporation without impairing the business of the Corporation and as the business and profits of the Corporation may justify.

                  ARTICLE IX.   CORPORATE SEAL

      Section 1. Description. The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation around the outer margin thereof, and the words, "Corporate Seal, Incorporated 1988, Florida" in the center thereof.

      Section 2. Custody. The Secretary of the Corporation shall be the custodian of the seal of the Corporation and shall affix the same, or where permitted a facsimile thereof, to all papers, writing, stock certificates, and other documents requiring the name of the Corporation, when directed to do so by the President, or a Vice President or the Board of Directors.

                  ARTICLE X.   WAIVER OF NOTICE

      Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of these bylaws or under the provisions of the articles of incorporation or under the laws of Florida, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                    ARTICLE XI.   AMENDMENTS

      Section 1. By Directors. These bylaws may be amended consistent with any bylaws adopted by stockholders, or any part thereof that has not been adopted by stockholders may be repealed, by the Board of Directors at any regular or special meeting of the Board of Directors.

      Section 2. .By Stockholders. These bylaws may be amended, or repealed wholly or in part, by a majority of the stockholders entitled to vote thereon present at any stockholders' meeting, if notice of the proposed action was include in the notice of the meeting, or is waived in writing by a majority of the stockholders entitled to vote thereon.


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                    ARTICLE XII.   COMMITTEES

       Section 1. Appointment. The Board of Directors by resolution may designate one or more committees to assist the Board of Directors in the discharge of its duties, each such committee consisting of such members as shall be prescribed from time to time by the Board of Directors. The designation of any such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

     The following committees shall be standing committees of the Board of Directors: the Executive Committee, the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee. The Board of Directors may designate, by resolution adopted by a majority of the whole Board, additional committees and may prescribe for each such committee such powers and authority as may properly be granted to such committees.

      Section 2.     Tenure and Qualifications.    Each committee
member shall hold office until the next regular annual meeting of the Board of Directors following his designation or at any other time the Board of Directors shall determine.

     Section 3. Meetings. Regular meetings of a committee may be held without notice at such times and places as the members of the committee may fix from time to time by resolution. Special meetings of a committee may be called by any member thereof upon not less than two days' notice stating the place, date and hour of the meeting. Any committee member may waive notice of the meeting before or after such meeting, and no notice of any meeting need be given to any member thereof who attends in person. The notice of a meeting of a committee need not state the business proposed to be transacted at the meeting.

      Section 4. Quorum. A majority of the members of a committee shall constitute a quorum for the transaction of business at any meeting thereof and action of a committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present.

     Section 5. Action without a Meeting. Any action that may be taken by a committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so to be taken, shall be signed by all of the members of the committee.

     Section 6.     Vacancies.     Any vacancy in a committee may
be filled by a resolution adopted by a majority of the Board of Directors.

     Section 7. Resignations and Removal. Any member of a committee may be removed at any time with or without cause by resolution adopted by a majority of the Board of Directors. Any committee member may resign at any time by giving written notice to the Chairman of the Board or Secretary of the Corporation, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.


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      Section 8.     Procedure.     Each standing committee shall
adopt a committee charter, shall elect a chair from its members and may fix its own rules of procedure which shall not be inconsistent with these bylaws or any resolution of the Board of Directors.

       Section   9.      Conference  Telephone  Meetings.       A
committee may hold meetings of such committee by the use of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and all such members so participating shall be deemed present at such meeting. Notice of such meeting shall be deemed sufficient however given, as to all persons participating in the meeting. Any member of such committee not participating in the meeting may waive notice thereof, either before or after the meeting.

     Section 10. Executive Committee. The Executive Committee of the Board of Directors shall consist of two or more members of the Board of Directors as the Board of Directors may determine. The primary purpose and function of the Executive Committee shall be to (i) oversee management or other special projects on behalf of the Board of Directors and (ii) act upon matters when the Board of Directors is not in session or cannot be assembled. The Executive Committee, when the Board of Directors is not in session, shall have and may exercise all of the authority of the Board of Directors except to the extent, if any, that such authority shall be limited by resolution of the Board of Directors or applicable law. The Executive Committee shall have such further purposes, functions, powers and responsibilities as may be designated by the Board of Directors.

      Section  11.     Compensation Committee.  The  Compensation
Committee  shall  have  such  purposes,  functions,  powers   and
responsibilities as may be designated by the Board of Directors in the Charter of the Compensation Committee.

      Section 12. Audit Committee. The Audit Committee shall have such purposes, functions, powers and responsibilities as may be designated by the Board of Directors in the Charter of the Audit Committee.

       Section 13. Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee shall have such purposes, functions, powers and responsibilities as may be designated by the Board of Directors in the Charter of the Nominating and Corporate Governance Committee.


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